UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2007

MSTI Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-136592	26-0240347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259-263 Goffle Road Hawthorne, New Jersey	07506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 304-6080

_____________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

On July 18, 2007, our wholly-owned operating subsidiary, Microwave Satellite Technologies, Inc., acquired substantially all of the assets of Newport Telecommunications Co., a New Jersey general partnership (“NTC”), relating to NTC’s business of providing broadband internet and telephone services to customers at certain residential and commercial properties in the development known as Newport in Jersey City, New Jersey (the “Acquisition”). Pursuant to Item 9.01(a)(4) of Form 8-K, the following financial statements are being filed as an amendment to our Current Report on Form 8-K filed on July 24, 2007:

(a)	Financial Statements of Business Acquired

The following information is attached hereto as Exhibit 99.1 and is incorporated herein by reference:

(i)	Audited Financial Statements of Newport Telecommunications, Co. for the year ended December 31, 2006 and unaudited six months ended June 30, 2007 and 2006.

(b)	Pro Forma Financial Information

The following information is attached hereto as Exhibit 99.2 and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Financial Statements of MSTI Holdings, Inc. giving effect to the acquisition of Newport Telecommunications, Co.

The unaudited pro forma condensed combined financial statements are not necessarily indicative of the results that actually would have been attained if the Acquisition had been in effect on the dates indicated or which may be attained in the future. Such statements should be read in conjunction with the historical financial statements of ours and of NTC.

(d)	Exhibits

99.1	Audited Financial Statements of Newport Telecommunications, Co. for the year ended December 31, 2006 and unaudited six months ended June 30, 2007 and 2006

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of MSTI Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 1, 2007
MSTI Holdings, Inc.

	By:	/s/ Frank T. Matarazzo
Frank T. Matarazzo
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Audited Financial Statements of Newport Telecommunications, Co. for the year ended December 31, 2006 and unaudited six months ended June 30, 2007 and 2006.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of MSTI Holdings, Inc.